Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our reports dated February 16, 2006, with respect to the consolidated financial statements and schedule of Coca-Cola Enterprises Inc., Coca-Cola Enterprises Inc. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Coca-Cola Enterprises Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

•	Registration Statement No. 33-18495 on Form S-8, as amended, dated November 13, 1987

•	Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991

•	Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992

•	Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994

•	Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994

•	Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994

•	Registration Statement No. 33-58695 on Form S-8, as amended, dated May 18, 1995

•	Registration Statement No. 33-58697 on Form S-8, as amended, dated May 18, 1995

•	Registration Statement No. 33-58699 on Form S-8, as amended, dated May 18, 1995

•	Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995

•	Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995

•	Registration Statement No. 33-65413 on Form S-8 dated December 27, 1995

•	Registration Statement No. 333-26173 on Form S-8 dated April 30, 1997

•	Registration Statement No. 333-26181 on Form S-8 dated April 30, 1997

•	Registration Statement No. 333-47353 on Form S-8 dated March 5, 1998

•	Registration Statement No. 333-51559 on Form S-8, as amended, dated May 1, 1998

•	Registration Statement No. 333-51573 on Form S-8 dated May 1, 1998

•	Registration Statement No. 333-51575 on Form S-8 dated May 1, 1998

•	Registration Statement No. 333-61891 on Form S-3 dated August 18, 1998

•	Registration Statement No. 333-63413 on Form S-8 dated September 15, 1998

•	Registration Statement No. 333-72713 on Form S-3 dated February 19, 1999

•	Registration Statement No. 333-77801 on Form S-8 dated May 5, 1999

•	Registration Statement No. 333-77805 on Form S-8 dated May 5, 1999

•	Registration Statement No. 333-77807 on Form S-8 dated May 5, 1999

•	Registration Statement No. 333-77809 on Form S-8 dated May 5, 1999

•	Registration Statement No. 333-90217 on Form S-8 dated November 3, 1999

•	Registration Statement No. 333-90229 on Form S-8 dated November 3, 1999

•	Registration Statement No. 333-31516 on Form S-8 dated March 2, 2000

•	Registration Statement No. 333-55894 on Form S-8 dated February 20, 2001

•	Registration Statement No. 333-55896 on Form S-8 dated February 20, 2001

•	Registration Statement No. 333-55960 on Form S-8 dated March 5, 2001

•	Registration Statement No. 333-66696 on Form S-3 dated August 3, 2001

•	Registration Statement No. 333-97845 on Form S-8, dated August 8, 2002

•	Registration Statement No. 333-97803 on Form S-8, dated August 8, 2002

•	Registration Statement No. 333-100543 on Form S-3, as amended, dated August 6, 2003

•	Registration Statement No. 333-90219 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90221 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90223 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90225 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-90245 on Form S-8, as amended, dated August 20, 2004

•	Registration Statement No. 333-118401 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118402 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118403 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118404 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-118405 on Form S-8, dated August 20, 2004

•	Registration Statement No. 333-124631 on Form S-8, dated May 4, 2005

/s/ Ernst & Young LLP

Atlanta, Georgia

February 16, 2006